                                                                    Exhibit 25.2
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549
                              ___________________

                                   FORM T-1
                              ___________________

                      STATEMENT OF ELIGIBILITY UNDER THE
                 TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                             _____________________

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                         PURSUANT TO SECTION 305(b)(2)

                              ___________________

                            SUNTRUST BANK, ATLANTA
              (Exact name of trustee as specified in its charter)


25 PARK PLACE, N.E.
SUITE 1100
ATLANTA, GEORGIA                              30303                  58-0466330
(Address of principal executive offices)   (Zip Code)   (I.R.S. employer identification no.)

                              ___________________

                                RONALD PAINTER

                            SUNTRUST BANK, ATLANTA
                              3495 PIEDMONT ROAD
                            BUILDING 10, SUITE 810
                            ATLANTA, GEORGIA 30305
                                (404) 240-1932
           (Name, address and telephone number of agent for service)

                              ___________________

                       NATIONAL SERVICE INDUSTRIES, INC.


                DELAWARE                            58-0364900

            (State or other                       (IRS employer
     jurisdiction of incorporation             identification no.)
            or organization)


      1420 PEACHTREE STREET, N.E.
          ATLANTA, GEORGIA                          30309-3002
(Address of principal executive offices)            (Zip Code)

                              ___________________

                 Subordinated Debt Securities to be Registered
                      (Title of the indenture securities)

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

1.   General information.
     -------------------

     Furnish the following information as to the trustee--


          Name and address of each examining or supervising authority to which it is subject.


          DEPARTMENT OF BANKING AND FINANCE,
          STATE OF GEORGIA
          ATLANTA, GEORGIA

          FEDERAL RESERVE BANK OF ATLANTA
          104 MARIETTA STREET, N.W.
          ATLANTA, GEORGIA

          FEDERAL DEPOSIT INSURANCE CORPORATION
          WASHINGTON, D.C.

          Whether it is authorized to exercise corporate trust powers.

          YES.

2.   Affiliations with obligor.
     -------------------------

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     NONE.


16.  List of Exhibits.
     ----------------

     List below all exhibits filed as a part of this statement of eligibility; exhibits identified in parentheses are filed with the Commission and are incorporated herein by reference as exhibits hereto pursuant to Rule 7a-29 under the Trust Indenture Act of 1939, as amended, and Rule 24 of the Commission's Rules of Practice.

     (1) A copy of the Articles of Amendment and Restated Articles of Association of the trustee as now in effect. (Exhibit 1 to Form T-1, Registration No. 333-25463.)

     (2) A copy of the certificate of authority of the trustee to commence business. (included in Exhibit 1.)

     (3) A copy of the authorization of the trustee to exercise corporate trust powers. (included in Exhibit 1.)

     (4) A copy of the existing by-laws of the trustee. (included in Exhibit 4 to Form T-1, Registration No. 333-25463.)

     (6) The consent of the trustee required by Section 321(b) of the Trust Indenture Act of 1939.

     (7) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority as of the close of business on March 31, 1999.

                                 SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Suntrust Bank, Atlanta, a banking corporation organized and existing under the laws of the State of Georgia, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Atlanta and the State of Georgia, on the 21st day of July, 1998.


                                   SUNTRUST BANK, ATLANTA


                                   By: /s/ RONALD PAINTER
                                       ------------------
                                           RONALD PAINTER
                                           Vice President

                             EXHIBIT 1 TO FORM T-1


                            ARTICLES OF ASSOCIATION
                                      OF
                            SUNTRUST BANK, ATLANTA

                             EXHIBIT 2 TO FORM T-1


                           CERTIFICATE OF AUTHORITY
                                      OF
                            SUNTRUST BANK, ATLANTA
                             TO COMMENCE BUSINESS

                             EXHIBIT 3 TO FORM T-1


                                 AUTHORIZATION
                                      OF
                            SUNTRUST BANK, ATLANTA
                      TO EXERCISE CORPORATE TRUST POWERS

                             EXHIBIT 4 TO FORM T-1



                                    BY-LAWS

                                      OF

                            SUNTRUST BANK, ATLANTA

                             EXHIBIT 6 TO FORM T-1



                              CONSENT OF TRUSTEE



     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of Senior Debt Securities of National Service Industries, Inc., Suntrust Bank, Atlanta hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.

                                   SUNTRUST BANK, ATLANTA


                                   By:/s/ RONALD PAINTER
                                      ---------------------------

                                        RONALD PAINTER
                                        Vice President

                             EXHIBIT 7 TO FORM T-1



                              REPORT OF CONDITION

SUNTRUST BANK ATLANTA               Call Date:          03131/98           State #:         130330           FFIEC 031
P.O. BOX 4418 CENTER 632            Vendor ID:          D                   Cert #:         00867              RC-1
ATLANTA, GA 30302                   Transit #:          61000104

CONSOLIDATED REPORT OF CONDITION FOR INSURED COMMERCIAL
AND STATE-CHARTERED SAVINGS BANKS FOR MARCH 31, 1998

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

                                                                            C400
SCHEDULE RC - BALANCE SHEET

                                                                                         Dollar Amounts in Thousands
--------------------------------------------------------------------------------------------------------------------
ASSETS
1.   Cash and balances due from depository institutions (from Schedule RC-A):                            RCFD
                                                                                                         ----
     a.   Noninterest-bearing balances and currency and coin (1).................................        0081       867,073    1.a
     b.   Interest-bearing balances (2)..........................................................        0071         4,574    1.b
2.   Securities:
     a.   Held-to-maturity securities (from Schedule RC-B, column A).............................        1754             0    2.a
     b.   Available-for-sale securities (from Schedule RC-B, column D)...........................        1773     3,322,133    2.b
3.   Federal funds sold and securities purchased under agreements to resell......................        1350       796,683    3.
4.   Loans and lease financing receivables:                                      RCFD
                                                                                 ----
     a.   Loans and leases, net of unearned income (from Schedule RC-C).......   2122  11,210,585                              4.a
     b.   LESS: Allowance for loan and lease losses...........................   3123     134,515                              4.b
     c.   LESS: Allocated transfer risk reserve...............................   3128           0                              4.c
     d.   Loans and leases, net of unearned income,                                                      RCFD
                                                                                                         ----
          allowance, and reserve (item 4.a minus 4.b and 4.c)....................................        2125    11,076,070    4.d
5.   Trading assets (from Schedule RC-D).........................................................        3545        16,724    5.
6.   Premises and fixed assets (including capitalized leases)....................................        2145       101,431    6.
7.   Other real estate owned (from Schedule RC-M)................................................        2150         1,387    7.
8.   Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M)....        2130        12,664    8.
9.   Customers' liability to this bank on acceptances outstanding................................        2155       350,591    9.
10.  Intangible assets (from Schedule RC-M)......................................................        2143        16,265    10.
11.  Other assets (from Schedule RC-F)...........................................................        2160       149,944    11.
12.  Total assets (sum of items 1 through 11)....................................................        2170    16,715,539    12.

-------
(1)  Includes cash items in process of collection and unposted debits.
(2)  Includes time certificates of deposit not held for trading.

SUNTRUST BANK ATLANTA                   Call Date:         03/31/98       State #:       130330     FFIEC 031
P.O. BOX 4418 CENTER 632                Vendor ID:         D              Cert #:        00867        RC-2
ATLANTA, GA 30302                       Transit #:         61000104

SCHEDULE RC - CONTINUED                                                                      Dollar Amounts in Thousands
------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13.  Deposits:
     a.   In domestic offices (sum of totals of columns A and C from Schedule RC-E,                      RCON
                                                                                                         ----
          part I)______________________________________________________________________  RCON            2200    7,190,048   13.a
                                                                                         ----
          (1) Noninterest-bearing (1)__________________________________________________  6631 2,439,599                      13.a.1
          (2) Interest-bearing_________________________________________________________  6636 4,750,449                      13.a.2
     b.   In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule                   RCFN
          RC-E,                                                                                          ----
                                                                                                         2200      855,056   13.b
          part II)_____________________________________________________________________  RCFN
                                                                                         ----
          (1) Noninterest-bearing______________________________________________________  6631       0                        13.b.1
          (2) Interest-bearing_________________________________________________________  6636 855,056    RCFD                13.b.2
                                                                                                         ----
14.  Federal funds purchased and securities sold under agreements to repurchase______________________     2800   3,858,832   14
                                                                                                         RCON
                                                                                                         ----
15.  a.   Demand notes issued to the U.S. Treasury___________________________________________________     2840           0   15.a
                                                                                                         RCFD
                                                                                                         ----
     b.  Trading liabilities (from Schedule RC-D)____________________________________________________    3548            3   15.b
16.  Other borrowed money (includes mortgage indebtedness and obligations under capitalized leases):
     a.   With a remaining maturity of one year or less______________________________________________    2332      564,410   16.a
     b.   With a remaining maturity of more one year through three years_____________________________    A547        2,530   16.b
     c.   With a remaining maturity of more than three years_________________________________________    A548            0   16.c
17.  Not applicable
18.  Bank's liability on acceptances executed and outstanding________________________________________    2920      350,591   18
19.  Subordinated notes and debentures(2)____________________________________________________________    3200      250,000   19
20.  Other liabilities (from Schedule RC-G)__________________________________________________________    2930    1,232,470   20
21.  Total liabilities (sum of items 13 through 20)__________________________________________________    2948   14,303,940   21
22.  Not applicable
EQUITY CAPITAL
23.  Perpetual preferred stock and related surplus___________________________________________________    3838            0   23
24.  Common stock____________________________________________________________________________________    3230       21,601   24
25.  Surplus (exclude all surplus related to preferred stock)________________________________________    3839      573,406   25
26.  a.   Undivided profits and capital reserves_____________________________________________________    3632      611,847   26.a
     b.   Net unrealized holding gains (losses) on avaitable-for-sale securities_____________________    8434    1,204,745   26.b
27.  Cumulative foreign currency translation adjustments_____________________________________________    3284            0   26
28.  Total equity capital (sum of items 23 through 27)_______________________________________________    3210    2,411,599   28
29.  Total liabilities and equity capital (sum of items 21 and 28)___________________________________    3300   16,715,539   29

MEMORANDUM
TO BE REPORTED ONLY WITH THE MARCH REPORT OF CONDITION.
1. Indicate in the box at the right the number of the statement below that best describes the most comprehensive level of auditing work performed for the bank by independent external RCFD Number auditors as of any date during 1997_____________________________________________________________ 6724 2
     M.1
1 = Independent audit of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the bank
2 = Independent audit of the bank's parent holding company conducted in accordance with generally accepted auditing standards by a certified public accounting firm which submits a report on the consolidated holding company (but not on the bank separately)
3 = Directors' examination of the bank conducted in accordance with generally accepted auditing standards by a certified public accounting firm (may be required by state chartering authority)
4 = Directors' examination of the bank performed by other external auditors (may be chartering authority)
5 =  Review of the bank's financial statements by enternal auditors
6 =  Compilation of the bank's financial statements by external auditors
7 =  Other audit procedures (excluding tax preparation work)
8 =  No external audit work

__________
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.
(2)  Includes limited-life preferred stock and related surplus,